Exhibit 99.1

    HIXSON, Tenn., Oct. 17 /PRNewswire-FirstCall/ -- Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:


    Cornerstone Bancshares, Inc. saw its 3rd quarter earnings increase to $492 thousand or $.40 a share for the third quarter and $1.394 million year to date or $1.13 a share. Due to these results the company is adjusting its earning guidance from $1.45 per share to $1.50 per share for 2003; the second increase in as many quarters and is very optimistic about future earnings growth. Loan growth is at 39% over the same quarter in 2002 but saw a leveling of loan growth during the historically slow third quarter on a quarter-to-quarter basis. The Bank continues to see loan growth in the business lending part of the loan portfolio and is looking for ways to further leverage this segment of the Chattanooga market. Three factors have made Cornerstone's earnings growth so explosive first, the Bank, due to loan origination fees, has a very high net interest margin 4.92% when compared to peers, second, earning assets as a percentage of total assets have grown to 94%, third, non interest income has increased 52% compared with 2002 third quarter. All of which bode well for future earnings. On the horizon the Bank is in the final stages of completing the biding process for our new Ooltewah Branch and will commence the construction during the 4th quarter of 2003 and expects the branch to open during the first quarter of 2004.

    The asset quality remained at the superior level during the first half of 2003 as non-performing loans as a percentage of average total loans dropped to 0.06% while past due loans as a percentage of total loans dropped to 0.29%. The Bank continued to recover more loans than it charged off for the second quarter in a row and as a result was able to increase the loan loss allowance to 1.44% with a $255 thousand provision for the quarter. The provision was in response to a possible loan loss that may occur during the fourth quarter of 2003. The Bank believes strongly that the most conservative approach should be used with the loan loss allowance and should align with any risk associated with the loan portfolio.

    Cornerstone Bancshares, Inc. 3rd quarter 2003 earnings of $492 thousand represents an 85.0% increase over the 3rd quarter in 2002 earnings of $266 thousand. Earnings per share for the 3rd quarter 2003 was $0.40 compared to $0.22 per share for the 3rd quarter of 2002. Cornerstone is confident this earnings growth will continue throughout 2003 and anticipates earnings per share to grow to $1.50 a share an increase of 75% over 2002.

    Cornerstone Bancshares, Inc. is a one-bank holding company serving the Chattanooga, Tennessee MSA with 4 branches and $185 million in assets specializing in business financial services.


    CORNERSTONE BANCSHARES, INC.
    Selected Financial Information
    as of September 30, 2003
    (in thousands)


                            Three Months             Year-to-Date
                          Ending Sept 30    %       Ending Sept 30      %
    EARNINGS SUMMARY    2003       2002  Change     2003      2002   Change
    Interest income $  2,903   $  2,455  18.23% $  8,347   $ 7,109   17.43%
    Interest expense     797        807  -1.30%    2,414     2,481   -2.71%
    Net interest
     income            2,107      1,648  27.79%    5,933     4,627   28.22%
    Provision for loan
     loss                255        150  70.00%      410       420   -2.38%
    Net interest income
     after provision   1,852      1,498  23.57%    5,523     4,207   31.28%
    Noninterest income   360        235  52.75%      934       716   30.40%
    Noninterest
     expense           1,412      1,290   9.43%    4,191     3,672   14.14%
    Pretax income        799        443  80.20%    2,266     1,252   81.06%
    Income taxes         308        178  73.03%      873       499   74.98%
    Net income      $    492   $    266  85.00% $  1,393   $   753   85.09%

    Earnings per
     common share   $   0.40   $   0.22         $   1.13   $  0.61
    Weighted average
     common shares
     outstanding   1,243,167  1,233,167        1,238,167 1,233,167


                           Three Months             Year-to-Date
    AVERAGE BALANCE      Ending Sept 30     %       Ending Sept 30      %
    SHEET SUMMARY       2003       2002  Change     2003      2002   Change
    Loans, net of
     unearned
     income          $148,873  $107,130  38.96%  $137,585  $104,371  31.82%
    Investment
     securities &
     Other             23,391    24,713  -5.35%    25,765    24,286   6.09%
    Earning assets    172,264   131,843  30.66%   163,350   128,657  26.97%
    Total assets      183,144   143,967  27.21%   174,343   140,428  24.15%
    Noninterest bearing
     deposits          18,742    15,569  20.39%    17,448    13,985  24.76%
    Interest bearing
     transaction
     deposits          47,251    39,649  19.17%    46,797    38,488  21.59%
    Certificates of
     deposit           75,693    62,603  20.91%    72,217    63,607  13.54%
    Total deposits    141,687   117,820  20.26%   136,462   116,080  17.56%
    Other interest
     bearing
     liabilities       23,849    10,520 126.71%    20,817     9,027 130.61%
    Shareholder's
     equity            16,352    14,802  10.47%    15,898    14,509   9.57%


                                 Three Months               Year-to-Date
                                Ending Sept 30             Ending Sept 30
    SELECTED RATIOS           2003          2002         2003          2002


    Average equity to
     average assets          8.93%        10.28%        9.12%        10.33%

    Average net loans to
     average total assets   81.29%        74.41%       78.92%        74.32%

    Return on average assets 1.07%         0.74%        1.07%         0.71%

    Return on average total
     equity                 12.02%         7.18%       11.69%         6.92%

    Book value per common
     share                 $13.15        $12.00



    CORNERSTONE BANCSHARES, INC.
    Selected Financial Information
    as of September 30, 2003
    (in thousands)

    NONPERFORMING ASSETS
                                       2003                        2002
    Quarter Ending          30-Sep    30-Jun     31-Mar     31-Dec     30-Sep
    Avg loans, less
     investor loans     $ 148,873  $ 136,473  $ 125,363  $ 117,486  $ 107,130
    Nonaccrual loans           83          0         49         49        125
    Repossessed assets          0          4          0          0         40
    Other real estate,
     net                      344        240        240        240        436
      Total nonperforming
       assets           $     428  $     244  $     289  $     289  $     601

    Loans 90 days past
     due                $       0  $       0  $       0  $       0  $       0

    Total nonperforming
     assets as a percentage
     of average loans and
     OREO                    0.29%      0.18%      0.23%      0.25%      0.56%

    Loans ninety days past
     due as a percentage of
     average loans           0.00%      0.00%      0.00%      0.00%      0.00%

    Total nonperforming loans
     as a percentage of
     average loans           0.06%      0.00%      0.04%      0.04%      0.12%


    ALLOWANCE FOR LOAN LOSS
                                      2003                      2002
    Quarter Ending          30-Sep    30-Jun    31-Mar    31-Dec       30-Sep
    Balance at beginning
     of period            $  1,828  $  1,692   $  1,591   $  1,351   $  1,323
    Loans charged-off            8        39         68         40        109
    Loan recoveries             16       125         63         17        (13)
      Net Charge-offs
       (recoveries)             (8)      (86)         5         23        122
    Add provision for
     loan losses               255        50        105        263        150
    Balance at end of
     period               $  2,091  $  1,828   $  1,692   $  1,591   $  1,351

    Loan loss reserve as
     a percentage of
     average loans            1.40%     1.34%      1.35%      1.35%      1.26%

    Loan loss reserve as
     a percentage of
     nonperforming assets   488.83%   748.80%    585.99%    551.05%    224.62%

    Annualized net charge-offs
     as a percentage of
     average loans- QTD      -0.02%    -0.25%      0.01%      0.08%      0.46%

    Annualized net charge-offs
     as a percentage of
     average loans- YTD      -0.09%    -0.12%      0.01%      0.33%      0.50%



    CORNERSTONE BANCSHARES, INC.
    CONSOLIDATED AVERAGE BALANCE
     INTEREST INCOME/EXPENSE AND
     YIELD/RATES
     Taxable Equivalent
     Basis                                   Three months ended
     (in thousands)                            September 30

    Assets                               2003                     2002
                             Average  Income/ Yield/  Average  Income/ Yield/
    Earning assets:          Balance  Expense  Rate   Balance  Expense  Rate
    Loans, net of unearned
     income                  $148,873  $2,672  7.20%  $107,130  $2,167  8.03%
    Investment securities      23,079     229  4.09%    22,461     274  4.83%
    Other earning assets          312       2  2.00%     2,252      14  2.54%
      Total earning assets    172,264  $2,903  6.77%   131,843  $2,455  7.39%
    Allowance for loan
     losses                    (1,916)                  (1,312)
    Cash and other assets      12,796                   13,437
          TOTAL ASSETS       $183,144                 $143,967

    Liabilities and
     Shareholder's Equity

    Interest bearing liabilities:
    Interest bearing demand
     deposits                 $22,038     $12  0.22%   $20,155     $59  1.17%
    Savings deposits            6,885       9  0.52%     5,961      19  1.24%
    MMDA's                     18,328      68  1.49%    13,533      72  2.11%
    Time deposits of
     $100,000 or less          57,227     394  2.76%    44,119     388  3.49%
    Time deposits of
     $100,000 or more          18,467     143  3.10%    18,484     172  3.69%
    Federal funds purchased
     and securities sold
     under agreements to
     repurchase                 6,449      22  1.39%     2,128       8  1.47%
    Other borrowings           17,400     148  3.41%     8,391      89  4.21%
      Total interest bearing
       liabilities            146,794     797  2.18%   112,771     807  2.84%
    Net interest spread                $2,107  4.60%            $1,648  4.55%
    Noninterest bearing
     demand deposits           18,742                   15,569
    Accrued expenses and
     other liabilities          1,256                      825
    Shareholder's equity       16,352                   14,802
    TOTAL LIABILITIES AND
      SHAREHOLDER'S EQUITY   $183,144                 $143,967
    Net yield on earning
     assets                                    4.92%                    4.96%

    Taxable equivalent adjustment:
      Loans                                 0                        0
      Investment securities                 6                        6
              Total adjustment              6                        6



    CORNERSTONE BANCSHARES, INC.
    CONSOLIDATED AVERAGE BALANCE
     INTEREST INCOME/EXPENSE AND
     YIELD/RATES
     Taxable Equivalent
     Basis                                      Year-to-Date
    (in thousands)                              September 30

    Assets                               2003                     2002
                             Average  Income/ Yield/  Average  Income/ Yield/
    Earning assets:          Balance  Expense  Rate   Balance  Expense  Rate
    Loans, net of unearned
     income                  $137,585  $7,587  7.37%  $104,371  $6,216  7.96%
    Investment securities      24,051     743  4.23%    22,077     871  5.37%
    Other earning assets        1,714      17  1.31%     2,209      37  2.23%
      Total earning assets    163,350  $8,347  6.85%   128,657  $7,124  7.40%
    Allowance for loan
     losses                    (1,766)                  (1,313)
    Cash and other assets      12,759                   13,085
          TOTAL ASSETS       $174,343                 $140,429

    Liabilities and
     Shareholder's Equity

    Interest bearing liabilities:
    Interest bearing demand
     deposits                 $21,776     $51  0.31%   $20,602    $190  1.23%
    Savings deposits            6,837      38  0.74%     5,622      52  1.24%
    MMDA's                     18,184     218  1.61%    12,264     193  2.11%
    Time deposits of
     $100,000 or less          53,336   1,186  2.97%    44,400   1,242  3.74%
    Time deposits of
     $100,000 or more          18,881     460  3.26%    19,207     560  3.90%
    Federal funds purchased
     and securities sold
     under agreements to
     repurchase                 5,125      49  1.29%     2,119      23  1.46%
    Other borrowings           15,692     411  3.51%     6,908     220  4.26%
      Total interest bearing
       liabilities            139,831   2,414  2.31%   111,122   2,481  2.99%
    Net interest spread                $5,933  4.54%            $4,643  4.42%
    Noninterest bearing
     demand deposits           17,448                   13,985
    Accrued expenses and
     other liabilities          1,166                      813
    Shareholder's equity       15,898                   14,509
    TOTAL LIABILITIES AND
      SHAREHOLDER'S EQUITY   $174,343                 $140,429
    Net yield on earning
     assets                                    4.87%                    4.82%

    Taxable equivalent adjustment:
      Loans                                 0                        0
      Investment securities                18                       15
              Total adjustment             18                       15



    CORNERSTONE BANCSHARES, INC.
    Selected Financial Information
    as of September 30, 2003
    (in thousands)

    NONINTEREST INCOME        Three Months             Year-to-Date
                             Ending Sept 30     %     Ending Sept 30     %
                              2003    2002   Change    2003    2002   Change
    Service charges on
     deposits                  $176    $152   15.44%    $486    $408   18.91%
    Other fee income            175      72  142.66%     420     269   55.92%
    Other income                  9      11  -19.10%      29      39  -25.81%
       TOTAL                   $360    $235   52.75%    $934    $716   30.40%


    NONINTEREST EXPENSE       Three Months             Year-to-Date
                             Ending Sept 30     %     Ending Sept 30     %
                               2003    2002  Change     2003    2002  Change
    Salaries and benefits      $824    $661   24.67%  $2,380  $1,905   24.94%
    Net occupancy expense        91      92   -0.07%     288     264    9.27%
    Furniture & Equipment       114      97   17.27%     318     271   17.22%
    Other Operating Expense     382     440  -13.21%   1,205   1,232   -2.21%
       TOTAL                 $1,412  $1,290    9.43%  $4,191  $3,672   14.14%



SOURCE  Cornerstone Bancshares, Inc.
    -0-                             10/17/2003
    /CONTACT: Frank Hughes, Executive Vice President & Treasurer of Cornerstone Bancshares, Inc., +1-423-385-3009, or fax, +1-423-385-3100/
    (CSBQ)

CO:  Cornerstone Bancshares, Inc.
ST:  Tennessee
IN:  FIN OTC
SU:  ERN ERP